Investment in associate	12 Months Ended
Dec. 31, 2022
Interests In Other Entities [Abstract]
Investment in associate	Investment in associate:
a) The Company has a 63.1% equity interest in Atlas Methanol Company Unlimited ("Atlas"). Atlas owns a 1.8 million tonne per year methanol production facility in Trinidad. The Company accounts for its interest in Atlas using the equity method. Summarized financial information of Atlas (100% basis) is as follows:

Consolidated statements of financial position as at	Dec 31 2022	Dec 31 2021
Cash and cash equivalents	$24,420	$12,619
Other current assets[1]	182,103	190,594
Non-current assets	184,373	219,812
Current liabilities[1]	(92,108)	(79,124)
Other long-term liabilities, including current maturities	(107,416)	(120,461)
Net assets at 100%	$191,372	$223,440
Net assets at 63.1%	$120,755	$140,991
Long-term receivable from Atlas[1]	76,328	76,328
Investment in associate	$197,083	$217,319

Consolidated statements of income for the years ended December 31	2022	2021
Revenue[1]	$532,456	$620,236
Cost of sales and depreciation and amortization	(332,999)	(371,205)
Operating income	199,457	249,031
Finance costs, finance income and other expenses	(9,433)	(10,071)
Income tax expense	(68,093)	(84,059)
Net earnings at 100%	$121,931	$154,901
Earnings of associate at 63.1%	$76,938	$97,743
Dividends received from associate	$97,174	$74,458
[1]     Includes related party transactions between Atlas and the Company (see note 23).
b) Atlas Tax Assessments:
The Board of Inland Revenue of Trinidad and Tobago ("the BIR") has audited and issued assessments against Atlas in respect of the 2005 to 2016 financial years. All subsequent tax years remain open to assessment. The assessments relate to the pricing arrangements of certain long-term fixed-price sales contracts with affiliates that commenced in 2005 and continued with affiliates through 2014 and with an unrelated third party through 2019.
The long-term fixed-price sales contracts with affiliates were established as part of the formation of Atlas and management believes were reflective of market considerations at that time.
During the periods under assessment and continuing through 2014, approximately 50% of Atlas-produced methanol was sold under these fixed-price contracts. From late 2014 through 2019 fixed-price sales to an unrelated third party represented approximately 10% of Atlas produced methanol. Atlas had partial relief from corporation income tax until late July 2014.
The Company believes it is impractical to disclose a reasonable estimate of the potential contingent liability due to the wide range of assumptions and interpretations implicit in the assessments.
The Company has lodged objections to the assessments. No deposits have been required to lodge objections. Based on the merits of the cases and advice from legal counsel, the Company believes its position should be sustained, that Atlas has filed its tax returns and paid applicable taxes in compliance with Trinidadian tax law, and as such has not accrued for any amounts relating to these assessments. Contingencies inherently involve the exercise of significant judgment, and as such the outcomes of these assessments and the financial impact to the Company could be material.
The Company anticipates the resolution of this matter in the court system to be lengthy and, at this time, cannot predict a date as to when this matter is expected to be ultimately resolved.